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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our Report dated May 5, 2000, in the Registration Statement (Form S-1 No. 33-00000) and related Prospectus of Millennium Cell LLC for the registration of its common stock.


                                                           /s/ Ernst & Young LLP




New York, New York
May 24, 2000